SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): October 27, 2004
                             -----------------------

                                    Castelle

             (Exact Name of Registrant as Specified in Its Charter)



                                   California

                 (State or Other Jurisdiction of Incorporation)



       000-22020                                           77-0164056
(Commission File Number)                       (IRS Employer Identification No.)


            855 Jarvis Drive
               Suite 100
       Morgan Hill, California                                      95037
(Address of Principal Executive Offices)                          (Zip Code)



                                 (408) 852-8000

              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchang
 Act (17 CFR 240.13e-4(c))

Section 2.02 - Results of Operations and Financial Condition.

                (a) The information contained in this Section 2.02, and the exhibit hereto, are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings. On October 25, 2004, Castelle issued a press release regarding its financial results for its third fiscal quarter ended September 30, 2004. A copy of Castelle's press release is attached hereto as Exhibit 99.1.

         The press release includes pro forma operating results. Pro forma operating results are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles ("GAAP") and are not necessarily comparable to similar measures presented by other companies. Pro forma operating results should not be considered in isolation or as a substitute for operating results prepared in accordance with GAAP. The Company has provided a reconciliation of pro forma operating results to GAAP in the schedules of the attached press release.

         Management utilizes pro forma operating results as a performance measure and furnishes the information in order to provide investors with additional information to analyze the Company's operating results and facilitate period-to-period comparisons. Pro forma operating results include an income tax expense at a 40% rate for the third quarter and first nine months of fiscal year 2004. The impact of the pro forma adjustments to GAAP is quantified in the reconciliation table included with the press release. The Company uses non-GAAP measures to help clarify the overall understanding of its current operational performance, its prospects for the future and to provide a more consistent basis for comparison between quarters.

Section 9.01 - Financial Statements and Exhibits

      (c)       Exhibits


      The following exhibit is being furnished herewith:

       Exhibit                  Description
        Number
      ------------              -------------------

         99.1                   Text of press release issued by Castelle dated
                                October 25, 2004.*

        * This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


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





                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 27, 2004

                                              Castelle



                                      By:     /s/ Paul W. Cheng
                                              Paul W. Cheng
                                              Vice President, Chief Financial
                                              Officer and Secretary


________________________________________________________________________________



                                  EXHIBIT INDEX

        Exhibit
         Number                    Description
       ___________                 __________________
          99.1                     Text of press release issued by Castelle
                                   dated October 25, 2004. *


          *   This information shall not be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.


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